SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2008

PLASTINUM POLYMER TECHNOLOGIES CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52128	20-4255141

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o 245 Park Avenue
New York, New York 10167

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 792-4030

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 3, 2008, the Registrant entered into an Employment Agreement (the “Employment Agreement”) with Mr. Nils Berten pursuant to which Mr. Berten was appointed the Chief Operating Officer of the Registrant effective January 7, 2008.

Pursuant to the Employment Agreement, Mr. Berten will receive an initial base salary of €115,200 per year. The base salary will rise to €163,200 after six months upon the satisfaction of certain conditions. Mr. Berten will also be entitled to a bonus payment of between 25% and 75% of his base salary, dependant on the attainment of performance targets, and will be entitled to receive payments during the term of his employ towards retirement savings as well as other standard benefits. The Employment Agreement may be terminated at any time by either party by providing notice to the other party. However, if the Registrant terminates the Employment Agreement without Cause (as defined in the Employment Agreement), Mr. Berten will be entitled to continue to receive his base salary for a three month period.

A copy of the Employment Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference in its entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2008, the Registrant entered into an Employment Agreement with Mr. Nils Berten pursuant to which Mr. Berten was appointed the Chief Operating Officer of the Registrant effective January 7, 2008. A brief description of the Employment Agreement is set forth under Item 1.01 above and is incorporated herein by reference in its entirety.

Prior to his employment with the Registrant, Mr. Berten was employed by Slokker Sales BV beginning in 2005 where he was responsible for setting up a financial services company for Coldwell Banker Realtors Netherlands and overseeing international real estate investments. From 2004, Mr. Berten has also been the owner of Funhaler, a company that developed a new product for the young consumer. From 2003, he has also been the co-owner of Klaus Vastgoed, a real estate investment company. Prior to that, from 1999 to 2003, he was a franchisee of Financieel Compleet..

Item 8.01 Other Events.

On January 7, 2008, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description of Exhibit

10.1	Employment Agreement of Mr. Nils Berten
99.1	Press Release issued by the Registrant on January 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLASTINUM POLYMER TECHNOLOGIES CORP.

Dated: January 7, 2008	By: /s/ Jacques Mot
Jacques Mot
President and CEO